UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 12, 2006 (June 12, 2006)

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On June 12, 2006, SkyTerra Communications, Inc. issued a press release in connection with the declaration by its board of directors of its previously announced special dividend of rights to purchase SkyTerra common stock. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

On June 12, 2006, SkyTerra Communications, Inc. also issued a press release announcing the date of its annual meeting of stockholders and the record date therefor. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
99.1	Press Release of SkyTerra Communications, Inc., dated June 12, 2006 concerning special dividend.
99.2	Press Release of SkyTerra Communications, Inc., dated June 12, 2006 concerning annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 12, 2006	By:	/s/ ROBERT C. LEWIS
	Name:	Robert C. Lewis
	Title:	Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Number	Description
99.1	Press Release of SkyTerra Communications, Inc., dated June 12, 2006 concerning special dividend.
99.2	Press Release of SkyTerra Communications, Inc., dated June 12, 2006 concerning annual meeting.